                                                      Registration Nos. 33-80195
                                                                        811-9142
-----------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
     Pre-Effective Amendment No.                                             [ ]
     Post-Effective Amendment No. 31                                         [X]


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
  Amendment No. 30                                                           [X]


                       (Check appropriate box or boxes.)

                        THE NAVELLIER PERFORMANCE FUNDS

               (Exact name of registrant as specified in charter)

One East Liberty, Third Floor
Reno, Nevada                                    89501
----------------------------------------        ---------
(Address of Principal Executive Offices)        (Zip Code)

Registrant's Telephone Number, Including Area Code (800) 887-8671

                                  Arjen Kuyper
                        The Navellier Performance Funds
                         One East Liberty, Third Floor
                               Reno, Nevada 89501

                    (Name and Address of Agent For Service)

                                    Copy to:

                            Samuel Kornhauser, Esq.
                        Law Offices of Samuel Kornhauser
                         155 Jackson Street, Suite 1807
                            San Francisco, CA 94111
                                 (415) 981-6281

It is proposed that this filing will become effective:


 X   immediately upon filing pursuant to paragraph (b)
---



    60 days after filing pursuant to paragraph (a)(1)
---


     on (date) pursuant to paragraph (a)(1)
---

     75 days after filing pursuant to paragraph (a)(2)
---

     on (date) pursuant to paragraph (a)(2) of rule 485
---

If appropriate, check the following box:

     this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

(NUMBERS GRAPHIC)

The Navellier Performance Funds

The Navellier Mid Cap Growth Portfolio

Class I Shares

This Prospectus contains information pertaining only to the Navellier Mid Cap Growth Portfolio Class I Shares and incorporates by reference the information contained in the Navellier Performance Funds current statement of additional information, a copy of which is available, at no cost, on request.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus or any other mutual fund prospectus. Any representation to the contrary is a criminal offense.

                                          Investing for Long-Term Capital Growth
                                                                Prospectus dated
                                                                     May 1, 2005

                                                                (NAVELLIER LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INTRODUCING OUR PORTFOLIO...................................    1
MID CAP GROWTH PORTFOLIO -- CLASS I SHARES..................    2
FEES AND EXPENSES...........................................    5
WHO IS RESPONSIBLE FOR THE PORTFOLIO........................    7
Investment Adviser..........................................    7
Distributor.................................................    8
ACCOUNT POLICIES............................................    8
HOW TO BUY, SELL, AND EXCHANGE SHARES.......................    9
Buying shares...............................................   11
Selling shares..............................................   11
Exchanging shares...........................................   11
Buying or selling through selected broker-dealers...........   13
UNDERSTANDING EARNINGS......................................   15
UNDERSTANDING TAXES.........................................   15
FINANCIAL HIGHLIGHTS........................................   17
The Navellier Privacy Policy................................   19
NEED TO KNOW MORE? (BACK COVER).............................


More detailed information on subjects covered in this prospectus is contained within the Statement of Additional Information (SAI). Investors seeking a more in-depth explanation of the Navellier Mid Cap Growth Portfolio should request the SAI to review before purchasing shares of the Portfolio.

Non-deposit investment products are not insured by the FDIC. They are not deposits nor are they obligations of or guaranteed by any bank or bank affiliate. They involve investment risks, including possible loss of the principal amount invested.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

INTRODUCING OUR PORTFOLIO
--------------------------------------------------------------------------------

WHO SHOULD INVEST IN OUR PORTFOLIO?

The Navellier Mid Cap Growth Portfolio, like the other Navellier Performance Funds Portfolios, uses an aggressive investment style suitable for investors willing to accept more risk and tolerate more price fluctuations while seeking higher than average returns. The Portfolio is for investors who can keep their money invested for longer periods, preferably at least five years, without needing to rely on this money for other purposes. The Navellier Mid Cap Growth Portfolio is not suitable for investors seeking current income.

ONE INVESTMENT GOAL FOR ALL OUR PORTFOLIOS

All Navellier Performance Funds Portfolios have the same investment goal: to achieve long-term capital growth -- in other words, to increase the value of your investment over time. The investment goal of each Portfolio can only be changed with shareholder approval.

CLASS I SHARES

Class I shares are available for purchase at no load, by registered investment advisers or their clients or anyone else provided that such investor purchases a minimum of $250,000 of Class I shares of the Navellier Mid Cap Growth Portfolio. Class I shares are "no-load." This means there is no initial sales charge for buying or selling shares. There is also no Rule 12b-1 distribution fee and the Portfolio's adviser currently waives a percentage of its administrative fee. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, may be higher for Class I shares than for the Portfolio's initial class of shares.

KEY DEFINITIONS

"We", "Us" and "Our" -- mean the Navellier Performance Funds.

"You" and "Your" -- mean the prospective investor.

"Fund" -- means all Navellier Performance Funds Portfolios.

"Portfolio" -- refers to the Mid Cap Growth Portfolio.

"Market capitalization" -- means the number of shares available for trading multiplied by the price per share.

LIMITED FEDERAL GUARANTEES

An investment in the Portfolio is not a bank deposit and has no FDIC protection. Please be aware that the Fund's investments in equity securities and money market securities have no FDIC protection.

               SHAREHOLDER AND ACCOUNT INQUIRIES: 1-800-622-1386

                CUSTOMER ASSISTANCE PHONE NUMBER: 1-800-887-8671

THE NAVELLIER MID CAP GROWTH PORTFOLIO                                     NRFCX
--------------------------------------------------------------------------------

THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF MID-CAPITALIZATION COMPANIES WITH THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY

The Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks with the best combination of growth ratios are blended into a diversified portfolio.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN

Under normal conditions, the Portfolio invests at least 80% of its total assets in companies with market capitalization between $2 billion and $10 billion. The remaining 20% may be invested in other types of securities, such as:

     -- bonds, cash, or cash equivalents; and/or

     -- up to 15% of its total assets in foreign securities traded on the United
       States market,

     -- the Portfolio may invest more than 20% of its assets in other (non Mid
       Cap) securities for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions.

The Portfolio has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days' advance written notice in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. The companies in the Portfolio are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than most securities. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

LIQUIDITY RISK Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in the Portfolio unless you are willing to accept this risk.

FOREIGN SECURITIES RISKS

POLITICAL RISK The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

CURRENCY RISK The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

LIMITED INFORMATION RISK The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

EMERGING MARKET COUNTRY RISK The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

LIQUIDITY RISK Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the portfolio's performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Thus a high portfolio turnover rate could increase costs and capital gains taxes, but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if it will improve the Portfolio's performance.

HOW THE PORTFOLIO HAS PERFORMED

The charts below give some indication of the risks or rewards of investing in the Mid Cap Growth Portfolio.

YEAR BY YEAR TOTAL RETURN This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.

                                 MID CAP GROWTH
                                 CLASS I SHARES
(MID CAP GROWTH CHART)

                                                                            MID CAP GROWTH
                                                                            --------------
2001                                                                            -26.82
2002                                                                            -22.47
2003                                                                             31.72
2004                                                                             14.79


HIGHEST AND LOWEST QUARTERLY RETURNS This table shows the range of returns experienced by the Portfolio since it began operations on February 2, 2000.



Highest Quarter: up 16.65% (2nd quarter             Lowest Quarter: down 22.46% (1st quarter
  2003)                                                                                2001)


AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004 This chart compares the Portfolio's average annual returns to the Russell Mid Cap Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.

                                                                                                   RUSSELL
NAVELLIER                               RETURN                              RETURN AFTER TAXES     MID CAP
MID CAP                                 BEFORE     RETURN AFTER TAXES      ON DISTRIBUTIONS AND     GROWTH
GROWTH I SHARES                         TAXES       ON DISTRIBUTIONS          SALE OF SHARES       INDEX(2)
-----------------------------------------------------------------------------------------------------------
1 Year................................   14.79%           14.79%                    9.68%            15.48%
Since Inception (annualized)(1).......   -3.01%           -3.12%                   -2.58%            -4.10%

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The index's returns reflect no deduction for fees, expenses or taxes. The

Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(1) The effective date of the Class I shares was February 2, 2000. Performance was measured against the Russell Mid Cap Growth Index from February 2, 2000 through December 31, 2003.

(2) The Russell Mid Cap Growth Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values.


FEES AND EXPENSES OF THE PORTFOLIO


This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES This table describes the fees you may pay if you buy and hold the Class I shares of the Portfolio. You pay no initial sales charges, contingent deferred sales charges or 12b-1 distribution fees to buy or sell Class I shares of the Mid Cap Growth Portfolio.


                                                              CLASS A
---------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as % of
  offering price)...........................................   None
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  net amount invested)......................................   None
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds).................................................   None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions...................................   None
Redemption Fee (as % of amount redeemed on shares held less
  than 60 days).............................................   2.00%
                                                               ----
Exchange Fee(1).............................................   None


(1) Shares of the Portfolio may be exchanged for shares of the other Navellier Performance Portfolios at net asset value without charge.

OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO This table describes the operating expenses you may pay if you buy and hold Class I shares of the Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.

                                       (as a % of average daily net assets)
Management Fees....................................................   0.84%
Distribution (and/or service) (12b-1) Fees.........................   0.00%
Other Expenses.....................................................   0.35%
  Administration Fees.......................................  0.10%
  Other Operating Expenses..................................  0.25%
Total Annual Portfolio Operating Expenses (before waiver)..........   1.19%(1)

(1) NAVELLIER'S VOLUNTARY WAIVER OF REIMBURSEMENT OF A PORTION OF THE PORTFOLIO'S ADMINISTRATION AND OTHER OPERATING EXPENSES WAS 0.20% FOR YEAR ENDED DECEMBER 31, 2004, RESULTING IN NET TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES OF 0.99% . The Investment Adviser has also agreed to a future partial waiver of reimbursement for the fiscal year ended December 31, 2005 so that the Net Total Annual Portfolio Operating Expenses for 2005 do not exceed 0.99%.

FEE EXAMPLE This example is intended to help you compare the cost of investing in the Class I shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Class I shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the administration fee waiver) for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.........................  $  101
3 years........................  $  358
5 years........................  $  635
10 years.......................  $1,425

EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the distributor and others for promoting, selling, distributing and/or servicing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or at the time of sale ("back end load"). Payments are made monthly and can be up to 0.25% annually of the Portfolio's average daily net assets.

NAVELLIER MID CAP GROWTH PORTFOLIO -- CLASS I SHARES

MORE INFORMATION, INVESTMENT OBJECTIVES AND RISKS


Information about the Navellier Mid-Cap Growth Portfolio's Class I Shares investment objectives, implementation of those investment objectives, reinvestment strategy, trading activity (portfolio turnover) and risks in investing in this Portfolio are set forth at pages 1 through 3 above. Please refer to those pages.


PORTFOLIO HOLDINGS

A description of the Portfolio's policies and procedures with respect to disclosure of the Portfolio's securities is available in the Fund's Statement of Additional Information (SAI).

MANAGEMENT

WHO IS RESPONSIBLE FOR THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Navellier & Associates, Inc. is the Investment Adviser to the Mid-Cap Growth Portfolio. Navellier is located at One East Liberty, Third Floor, Reno, Nevada, 89501.

Navellier approaches the investment process as a team. Through the efforts of our research and portfolio management staff we are able to effectively implement Navellier's unique investment philosophy. Leading this team of investment professionals is Louis Navellier. Each of our Portfolios is managed by an investment team led by one of our Portfolio Managers. The Portfolio Manager makes the day-to-day decisions regarding buying and selling specific securities for the Portfolio.

PORTFOLIO MANAGERS


LOUIS G. NAVELLIER has been the CEO and President of Navellier & Associates, Inc. since 1988. He has an aggressive investment style suitable only for investors willing to accept a little more risk and who can hold stocks long-term. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of the Portfolio. He has been advising Portfolio Managers based on his investment technique since 1987. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Portfolio.


Mr. Navellier participates on the management team of the Navellier Mid Cap Growth Portfolio.

MICHAEL BORGEN has eight years experience in the securities industry and joined Navellier in 1995 as a Quantitative Research Analyst. At Navellier, Mr. Borgen is the Portfolio Manager responsible for the management of the Navellier Mid Cap Growth Portfolio and Navellier Aggressive Micro Cap Portfolio. In addition, Mr. Borgen conducts ongoing research enhancements of the firm's quantitative investment process and works on product development.

The SAI provides additional information about the portfolio manager's compensation.

INVESTMENT ADVISER'S FEE We receive a 0.84% annual fee for managing the Portfolio payable monthly, based upon the Portfolio's average daily net assets. We also receive a 0.10% annual fee for providing administrative services.

Navellier & Associates, Inc., which also employed the same investment advisory personnel that provided investment advisory services on behalf of Navellier Management, Inc., assumed the position of investment advisor to the Fund and each of its Portfolios pursuant to investment advisory agreements with each of the portfolios with no change in personnel or investment strategy as of January 1, 2005.


A discussion regarding the basis for the Board of Trustees approving the investment advisory fee agreement, which was the same basis for approving the Navellier Management, Inc. fee, is available in the Fund's current Statement of Additional Information in the "Trustees and Officers" section and will be available in the annual report for the fiscal year 2005. Additional information about the portfolio managers' compensation, their accounts managed and their holdings of securities in the Fund is available in the SAI.


LEGAL PROCEEDINGS There are no material legal proceedings involving Navellier & Associates, Inc. or Navellier Securities Corp. which would have a material adverse effect their ability to perform their duties or on the Fund.

CAPITAL STOCK There are no unique restrictions in holding or selling shares of the Fund that might expose investors to significant risk.

DISTRIBUTOR

Navellier Securities Corp. is the Distributor for the Fund and is responsible for the sale and distribution of shares to individual shareholders, broker-dealers and investment advisers. Mr. Navellier is 100% owner of the Distributor.

TRANSFER AGENT

Integrated Fund Services, Inc.
221 E. 4th Street, Suite 300
Cincinnati, Ohio 45202

CUSTODIAN

FBR National Trust Company
4922 Fairmont Ave.
Bethesda, MD 20814

LEGAL COUNSEL

Samuel Kornhauser
Law Offices of Samuel Kornhauser
155 Jackson Street, Suite 1807
San Bernardino, California 94111

INDEPENDENT REGISTERED ACCOUNTING FIRM

Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Here are some important details to know before investing in the Portfolio:

HOW WE PRICE SHARES

Shares are priced at net asset value (NAV). The net asset value is calculated by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares.

WHEN SHARES ARE PRICED

NAV calculations are made once each day, after the close of trading (4:00 p.m. Eastern Time). Shares are not priced on any national holidays or other days when the New York Stock Exchange (NYSE) is closed.

IMPORTANT INFORMATION ABOUT FOREIGN STOCK TRADES

Foreign stock trades may occur on days when the NYSE is closed. As a result, share values may change when you are unable to buy or sell shares.

NOTIFICATION OF CHANGES

You will be notified of any significant changes to the Portfolio in writing at least 90 days before the changes take effect.

WHEN STATEMENTS ARE SENT

We will send you an account statement at least quarterly.

HOW TO BUY, SELL, AND EXCHANGE SHARES
--------------------------------------------------------------------------------

Here are some general rules to consider:

THREE WAYS TO PLACE ORDERS

You may place an order with:

     -- the Distributor, Navellier Securities Corp.;

     -- the Transfer Agent, Integrated Fund Services, Inc.; or

     -- one of our selected broker-dealers.

PURCHASE MINIMUMS

You may buy Navellier Performance Portfolios for:


     -- an initial amount of at least $250,000 per Portfolio (at least $500 per Portfolio for an IRA or other tax qualified retirement plan); and,


     -- additional investments of at least $100 per Portfolio.

PLEASE NOTE: Shares of the Fund may be purchased, in amounts less than the minimum purchase amount, by persons participating in an authorized third-party's wrap program. Such persons should request instructions on how to invest or redeem from the wrap program's sponsor.

MINIMUM ACCOUNT BALANCES

Accounts of less than $2,000 per Portfolio ($500 per Portfolio for IRAs) are expensive to maintain. Therefore, if you sell an amount of shares that brings your account balance below the minimum, we may ask you to add to the account to raise it above the minimum. If, 30 days later, the balance is still below the minimum, we have the right to sell the shares and close the account without your consent. (We will not close accounts if the balance falls because of market price fluctuations.)

PRICING

     -- The Portfolio's share prices change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Portfolio's share prices are calculated after the transfer agent receives your request in good order.

     -- A Portfolio's share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Portfolio less the liabilities charged to the Portfolio, by the number of Portfolio shares outstanding.

     -- The Portfolio's share prices are generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (4:00 p.m. Eastern Time) every day the NYSE is open.

     -- The Portfolio's share prices will not be calculated on holidays the NYSE observes. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.

     -- The Portfolios' investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value.

     -- If market quotations are not readily available for the Portfolio's investments in securities, such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value by the Advisor subject to the supervision of the Board of Trustees.

     -- Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Portfolio would have received if it had sold the investment.

     -- The Portfolio may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Portfolio's shares are not priced. Therefore, the value of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

DIVIDENDS

You will be credited with dividends for shares on the day you purchase them, but you will not be credited with dividends for shares on the day you sell them.

WHEN YOU RECEIVE YOUR MONEY


You may instruct us to deposit the proceeds of a sale into the FBR Fund for Government Investors, an unaffiliated money market mutual fund, or to mail you the proceeds. A Shareholder who instructs the Fund to deposit the proceeds of a sale into the FBR Fund for Government Investors must (1) already have an existing FGI account or (2) submit an application to establish an FGI account before redeeming assets. Normally, we will mail your check within seven days of the redemption. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions.) If you sell all your shares, you will receive an amount equal to the total value of the shares plus all declared but unpaid dividends. If you purchase Fund shares by check and then submit a redemption request by mail or telephone, the redemption order may not be accepted until your check has cleared, which may take up to 15 days. To eliminate this delay, you may purchase shares of the Fund by wire.


RESTRICTIONS ON PHONE ORDERS


The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or any losses, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. You automatically receive telephone redemption and exchange privileges when you invest in the Fund. Telephone redemption is not available for shares held in IRAs. Furthermore, you must wait 30 days after notifying Integrated Fund Services, Inc. of a change in your address or banking instructions before selling your shares by telephone. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice. If you or your financial institution transact business with the Fund over the telephone, you will generally bear the risk of any loss.


CHANGING THE TERMS

We can change any of the methods of buying or selling after giving you 30 days' written notice.

EXCHANGING SHARES

You may instruct us to exchange shares in one Navellier Portfolio for shares in another Navellier Portfolio. We will do this by selling the shares in one Portfolio and buying shares in another. There are certain limitations:

     -- The amount must be at least $2,000 ($500 for IRAs) if you're exchanging into a Portfolio for the first time; or $100 if you have already bought shares in that Portfolio.

     -- You may make only one exchange within any 30-day period.


     -- You may make up to 2 exchanges per quarter.

BUYING SHARES

BY MAIL

FILL OUT AN APPLICATION Complete an application naming the Portfolio or Portfolios in which you are investing and how much money is to be invested in each.

WRITE A CHECK  Make the check payable to "The Navellier Performance Funds."

SEND THE CHECK AND APPLICATION  Mail the check and application to:

     The Navellier Performance Funds
     c/o Integrated Fund Services, Inc.,
     P. O. Box 5354,

     Cincinnati, OH 45201-5354


Once your check and a properly completed application are received, your shares will be bought at the next determined NAV. For example, if we receive your check after 4:00 p.m. Eastern time, the purchase will be made based on the shares' NAV for the next trading day. If additional information is required, your application will be considered incomplete until we have received it.


PLEASE NOTE: We do not accept cash, money orders, travelers' checks, foreign checks, credit card convenience checks, certain third party checks or checks deemed to be high-risk. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. Eastern time on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.


BY WIRE

Please contact the Transfer Agent at 1-800-622-1386 for instructions.

BY AUTOMATIC PLAN

MAKE MONTHLY PURCHASES You may make automatic monthly purchases of Portfolio shares directly from your bank account. Simply complete the Automatic Investment Program section of the application authorizing your bank to transfer money from your checking account to Integrated Fund Services, Inc. This is a free service, and you may discontinue it at any time.

PLEASE NOTE:  The Fund reserves the right to reject any purchase order.

SELLING OR EXCHANGING SHARES

You may request that the Portfolio redeem all or a part of your shares. The price of the shares you redeem will be determined the next time the Portfolio's share price is calculated after the transfer agent receives your request in good order.

REDEMPTION FEE


     -- The Portfolio will deduct a fee of 2.00% from redemption proceeds on Portfolio shares held less than 60 days.

     -- The redemption fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Portfolio asset levels and cash flow caused by short term shareholder trading.

     -- If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.

     -- The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.

     -- The redemption fee does not apply to shares redeemed through the use of our automatic withdrawal plan.

     -- The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Portfolio by the Board of Trustees.

     -- The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

     -- The redemption fee may be waived by the Funds' officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees' policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds' officers will be disclosed to the Funds' Board of Trustees, at its next regularly scheduled quarterly meeting.

     -- The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Funds' transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.

BY MAIL

SEND THE FOLLOWING INFORMATION

You may redeem shares of a Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $50,000 or more, your signature must have an original Medallion Signature Guarantee by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. In addition, an original Medallion Signature Guarantee is required in the following circumstances:

     -- Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

     -- Proceeds are being sent to an address other than the address of record;

     -- Proceeds or shares are being sent/transferred from a joint account to an individual's account

     -- Proceeds to be paid via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

     -- Proceeds or shares are being sent/transferred between accounts with different account registrations.

Medallion Signature Guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, or savings association that is authorized to guarantee signatures and which is acceptable to the Transfer Agent. Whenever a Medallion Signature Guarantee is required, each person required to sign for the account must have his signature guaranteed. Notary stamps are not acceptable.


The mailing address is:

     The Navellier Performance Funds
     c/o Integrated Fund Services, Inc.,
     P. O. Box 5354,

     Cincinnati, Ohio 45201-5354


BY PHONE

MAKE A PHONE CALL Call Integrated Fund Services, Inc. at 1-800-622-1386 before 4:00 p.m. Eastern Time to have your shares sold that day.

HAVE YOUR INFORMATION READY Provide the proper personal identification information requested of you. We reserve the right to refuse the order if we cannot reasonably confirm the authenticity of the instructions.

BY AUTOMATIC PLAN

MAKE REGULAR WITHDRAWALS If you have a total of $25,000 or more invested in Navellier Performance Funds Portfolios, you may instruct us to make monthly, quarterly, or annual payments of any amount above $1,000 to anyone you name. Shares will be sold on the last business day of each month. Contact us to arrange this service.

BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS

The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

Certain broker-dealers may impose transaction charges or fees for services. However, shares of the Fund purchased directly from the Fund will be free of any such transaction charges or service fees.

HOW DEALERS ARE COMPENSATED

Dealers are paid for selling shares of Navellier Performance Funds.

Brokers will be paid a service fee depending on the average net assets in the Portfolio in which they purchase shares. These fees are paid from the 12b-1 fee deducted from each Portfolio. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. For more information on the 12b-1 fees for each Portfolio, see the "Fees and Expenses of the Portfolio" section for each Portfolio. Certain broker-dealers may also impose transaction charges or fees for services. However, shares of the Fund purchased directly from the Fund will be free of any such transaction charges or service fees.

RULE 12b-1 PLAN

The Fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense that are used to pay for distribution and other services provided to shareholders. Seventy-five percent (75%) of the 12b-1 fee shall be paid for distribution activities and twenty-five percent (25%) for shareholder services. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers. Investors may also be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. The 12b-1 fees charged may exceed the actual costs of distribution and/or service.

EXCESSIVE TRADING


The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not approve of excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management and may drive fund expenses higher. The Fund will terminate your exchange privileges and will not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects, such as frequent exchanges, to be excessive trading.


POLICIES TO PREVENT MARKET TIMING


The Fund is not designed for and does not accommodate market timing or market timing organizations or other entities using programmed or frequent exchanges. Short-term trading or "market timing" involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund's portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called "time zone arbitrage." This occurs when shareholders of portfolios that primarily invest in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the portfolio's securities trade and the close of the U.S. markets, which is when the portfolio's share prices are calculated. Arbitrage opportunities may also occur in portfolios that do not invest in foreign securities. For example, if trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio's share price is calculated, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.



The Navellier Performance Funds Portfolios are intended as long-term investments. Therefore, the Funds' Board of Trustees has adopted policies and procedures which are set forth herein and administered through the Transfer Agent and the Funds' staff and reviewed periodically by the Chief Compliance Officer and Board of Trustees for compliance and which are designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Funds have taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading portfolios inappropriately, imposing a 2.00% redemption fee on shares held less than 60 days, and providing the Fund discretion to reject an exchange, at any time, for any reason.


The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k)) and other types of defined contribution or employee benefit plans.

The redemption fee may be waived by the Funds' officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees' policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds' officers will be disclosed to the Funds' Board of Trustees at its next regularly scheduled quarterly meeting.

The portfolio cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders' account information. With respect to trades that occur through omnibus accounts at intermediaries, the Funds have requested assurance that intermediaries have policies to prevent market timing.

The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.

PLEASE NOTE: The Fund reserves the right to delay sending redemption proceeds for up to seven days.

UNDERSTANDING EARNINGS
--------------------------------------------------------------------------------

The Portfolio may pay you dividends or distributions. Here are some specifics about these earnings:

THREE KINDS OF DIVIDENDS

Dividends paid to you could be:

     -- a return of capital (a repayment of the money you invested);

     -- dividends or interest earned by shares of the securities in the Portfolio;

     -- capital gains earned by selling shares of stocks at a profit.

WHEN DIVIDENDS AND DISTRIBUTIONS ARE PAID

The Portfolio will distribute all of its net investment income and net realized capital gains (if any) once a year, usually in December.

YOUR CHOICE: SHARES OR CASH

You may choose to receive dividends or distributions in one of two ways:

     -- We will automatically reinvest your dividends and distributions in additional shares of the Portfolio, priced at the net asset value, unless you ask to be paid in cash. We have the right to alter this policy as long as we notify you at least 90 days before the record date for a dividend or distribution; or

     -- To be paid in cash, you must notify us in writing. Cash payments will be made by check and mailed to the address of record, unless you instruct us otherwise in writing.

WHO RECEIVES A DIVIDEND

You are entitled to a dividend or distribution if you buy shares before the close of business (4 p.m. Eastern Time) on the record date (the day the dividend or distribution is declared). The Portfolio has the right to use this money until the date of payment to you.

UNDERSTANDING TAXES
--------------------------------------------------------------------------------

Distributions received in cash or additional shares of the Portfolio may be subject to federal income tax. The following are general rules concerning the tax consequences of investing in the Navellier Performance Funds Portfolios. Be sure to consult your tax adviser about the specific tax implications of your investments.

TAX CONSEQUENCES OF DIVIDENDS

Your dividends are taxable in the following ways:

     -- A return of capital is not taxable to you.

     -- Dividends and interest earned by the Portfolio are taxable to you as ordinary income.

     -- Capital gains distributions are taxable as long-term capital gains, regardless of how long you have held the shares.

WHEN DIVIDENDS ARE TAXABLE

Dividends are taxable in the year they are declared. You could, therefore, receive a dividend payment in January that is taxable in the previous year because it was declared in the previous year.

TAX EXCEPTIONS

Dividends will not be taxable in the year they are paid if the Portfolio is being held in a tax-advantaged account, such as an IRA.

GAINS AND LOSSES

If you sell or exchange shares, you will usually realize either a gain or a loss (based on the difference between what you paid for the shares and the price at which you sold or exchanged them). These gains and losses may be subject to federal income tax, are usually treated as capital gains, and will be either long-term or short-term depending on how long you held the shares.

REPORTING

You must report all dividends and redemptions. A fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certification, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATE AND LOCAL TAXES

Dividends may be subject to state and local taxes.

FOREIGN TAX DEDUCTION

If the Portfolio pays foreign withholding or other taxes, it may make an election that may entitle you to take these as either a deduction or credit on your taxes. If more than 50% of the Portfolio's total assets in a fiscal year are foreign securities, the Portfolio may make that election.

BE CAREFUL: TIMING CAN MAKE A DIFFERENCE.

Capital gains and dividends reduce the net asset value (NAV) of each Portfolio share. Before buying shares, be aware when dividends, including capital gains distributions, are expected to be paid. If they are paid shortly after you purchase shares, the value of your shares will be reduced and the dividend or distribution will be taxable to you, even though the account will have the same value before and after the distribution.

"UNDELIVERABLE" OR "UNCASHED" DIVIDEND CHECKS

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Portfolio at the per share Net Asset Value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Portfolio at the per share Net Asset Value determined as of the date of cancellation.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights are intended to help you understand each Portfolio's financial performance to date. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Prior to 1997, Deloitte & Touche audited the Portfolio's financial information. After 1997, this information has been audited by Tait, Weller & Baker, whose report, along with the Portfolios' financial statements, are included in the SAI or annual report, available upon request.

                                                                   MID CAP GROWTH
                                                                      PORTFOLIO
                                            -------------------------------------------------------------
                                                                    REGULAR CLASS
                                            -------------------------------------------------------------
                                                          FOR THE YEARS ENDED DECEMBER 31,
                                            -------------------------------------------------------------
                                              2004        2003        2002        2001          2000
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Year......    $22.77      $17.34      $22.47      $30.84        $30.20
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Loss.......................     (0.19)      (0.18)      (0.16)      (0.05)        (0.25)
Net Realized and Unrealized Gain (Loss) on
  Investments.............................      3.47        5.61       (4.97)      (8.32)         1.32(A)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations..........      3.28        5.43       (5.13)      (8.37)         1.07
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Realized Gain....................        --          --          --          --         (0.43)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset
  Value...................................      3.28        5.43       (5.13)      (8.37)         0.64
---------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Year............    $26.05      $22.77      $17.34      $22.47        $30.84
---------------------------------------------------------------------------------------------------------
Total Investment Return...................     14.40%      31.31%     (22.83)%    (27.14)%        3.63%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: (Note 2)
Expenses After Reimbursement..............      1.34%       1.34%       1.34%       1.34%         1.34%
Expenses Before Reimbursement.............      1.45%       1.50%       1.49%       1.50%         1.41%
Net Investment Loss After Reimbursement...     (0.74)%     (0.91)%     (0.80)%     (0.19)%       (0.87)%
Net Investment Loss Before
  Reimbursement...........................     (0.85)%     (1.07)%     (0.95)%     (0.35)%       (0.94)%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate...................        96%        131%        170%        261%          196%
Net Assets at End of Year (in
  thousands)..............................  $158,655    $176,079    $136,836    $165,561      $261,040
Number of Shares Outstanding at End of
  Year (in thousands).....................     6,090       7,734       7,890       7,370         8,463
---------------------------------------------------------------------------------------------------------

(A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.

                       See Notes to Financial Statements.

                                                                      MID CAP GROWTH
                                                                        PORTFOLIO
                                                ----------------------------------------------------------
                                                                         I CLASS
                                                ----------------------------------------------------------
                                                    FOR THE YEARS ENDED DECEMBER 31,        FOR THE PERIOD
                                                ----------------------------------------        ENDED
                                                 2004       2003       2002       2001       DECEMBER 31,
----------------------------------------------------------------------------------------        2000*
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period........   $23.13     $17.56     $22.65     $30.95        $31.31
----------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..................    (0.07)     (0.10)     (0.09)      0.05         (0.08)
Net Realized and Unrealized Gain (Loss) on
  Investments.................................     3.49       5.67      (5.00)     (8.35)         0.15(A)
----------------------------------------------------------------------------------------
Total from Investment Operations..............     3.42       5.57      (5.09)     (8.30)         0.07
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Realized Gain........................       --         --         --         --         (0.43)
----------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset Value....     3.42       5.57      (5.09)     (8.30)        (0.36)
----------------------------------------------------------------------------------------
Net Asset Value -- End of Period..............   $26.55     $23.13     $17.56     $22.65        $30.95
----------------------------------------------------------------------------------------
Total Investment Return.......................    14.79%     31.72%    (22.47)%   (26.82)%        0.31%(B)
----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: (NOTE 2)
Expenses After Reimbursement..................     0.99%      0.99%      0.99%      0.99%         0.99%(C)
Expenses Before Reimbursement.................     1.19%      1.15%      1.14%      1.15%         1.06%(C)
Net Investment Income (Loss) After
  Reimbursement...............................    (0.38)%    (0.56)%    (0.46)%     0.16%        (0.47)%(C)
Net Investment Income (Loss) Before
  Reimbursement...............................    (0.58)%    (0.72)%    (0.61)%     0.00%**      (0.54)%(C)
----------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate.......................       96%       131%       170%       261%          196%
Net Assets at End of Period (in thousands)....  $51,236    $19,681    $13,179    $14,160       $24,947
Number of Shares Outstanding at End of Period
  (in thousands)..............................    1,929        851        751        625           806
----------------------------------------------------------------------------------------

 (A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.
 (B) Total returns for periods of less than one year are not annualized.
 (C) Annualized
 * From Commencement of Operations February 2, 2000.
** The net investment income ratio is less than 0.01%.

                       See Notes to Financial Statements.

THE NAVELLIER PRIVACY POLICY
--------------------------------------------------------------------------------

When you invest in the Navellier Performance Funds, you share your nonpublic personal and financial information with us. Needless to say, we take your privacy very seriously. As a registered investment company advisor we provide products and services that involve compiling personal and sensitive information about you. We believe that you should know that we collect only the information necessary to provide our customers with those services. We only share this information with select business partners associated with the delivery of these products and services. We are committed to protecting your privacy and do not sell this information to any third party. If you have any questions about our privacy policy please call (800) 887-8671, and we will be happy to assist you.

OUR POLICY IS TO LIMIT HOW AND WITH WHOM WE WILL SHARE INFORMATION

We do not share information about you, or our former clients, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. We may share information with our Transfer Agent or Custodian in order to administer your accounts through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. It is necessary for us to have your personal information so that we know how to contact you in order to answer questions or respond to requests for information from us.

WE DO NOT SELL LISTS OF OUR CLIENTS

We do not sell lists of our clients, nor do we disclose client information to marketing companies. We do not share information with other companies with the exception of those companies hired to provide specific services for us.

WE COLLECT ONLY THE INFORMATION NECESSARY TO DELIVER OUR PRODUCTS AND SERVICES

We may collect nonpublic personal information about you from the following sources:

     -- Information we receive from you on applications or other forms, such as your name, address and account number.

PROCEDURES TO PROTECT CONFIDENTIALITY AND SECURITY OF CLIENT

To ensure the security and confidentiality of your personal information, Navellier and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site www.navellier.com. In our offices, we limit access to nonpublic personal and financial information about you to those Navellier personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information. Additionally, we conduct periodic reviews of our computer systems, including security features.


A SPECIAL NOTE TO NEWSLETTER SUBSCRIBERS:



Although Navellier writes the commentary for the Emerging Growth, the Blue Chip Growth and the Quantum Growth newsletters, these letters are published and owned by Phillips Publishing. If you are a subscriber to these letters and would like any information about you to remain private, then you must contact Phillips Publishing directly at (800) 539-8216.


HOW YOU CAN CORRECT AND UPDATE PERSONAL INFORMATION

If you need to update or correct any personal information, you may contact us at
(800) 887-8671.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

(NUMBERS GRAPHIC)

Need To Know More?

The Navellier Performance Funds

Additional information is available free of charge in the Annual/Semi-Annual Report and the Statement of Additional Information (SAI). In our Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. The SAI is incorporated by reference (legally considered part of this document). Documents will be sent within 3 business days of receipt of request.

      The Navellier Performance Funds
      c/o Navellier Securities Corp.
      One East Liberty, Third Floor
      Reno, Nevada 89501 1-800-887-8671
      Internet address: http://www.navellier.com

Information about the Fund (including the SAI and exhibits) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number-811-9142

                                     PART B

                         THE NAVELLIER PERFORMANCE FUNDS

               (THE NAVELLIER MID CAP GROWTH PORTFOLIO - CLASS I SHARES)

                       STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2005



      This Statement of Additional Information, which is not a prospectus, incorporates by reference the Statement of Additional Information dated May 1, 2005 contained in Post Effective Amendment 30 of the Registration Statement of the Navellier Performance Funds filed April 29, 2005 except for the Performance Funds' December 31, 2004 Financial Statement which follows.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 2004
MID CAP GROWTH PORTFOLIO

(SECTOR WEIGHTINGS GRAPH)

Telecommunications Equipment and Services                                        12.7
Computer Software and Services                                                     11
Medical Specialties                                                               9.2
Healthcare Products and Services                                                  8.4
Producer Manufacturing                                                              8
Consumer Products and Services                                                    7.3
Oil and Gas Services                                                              6.4
Food/Beverages                                                                    5.1
Apparel                                                                           4.7
Semiconductors                                                                    4.7
Electronics                                                                       3.8
Metals                                                                            2.7
Real Estate Investment Trust                                                      2.7
Financial Services                                                                2.6
Information Technology                                                            1.6
Transportation Equipment                                                          1.5
Retail                                                                            1.1
Security Services                                                                   1
Commercial Services                                                                 1
Distribution/Wholesale                                                              1
Technology                                                                        0.9
Veterinary Services                                                               0.8
Hotels and Motels                                                                 0.7
Computer Peripheral                                                               0.6
Short-Term Investments                                                            0.5

--------------------------------------------------------
  Shares                                   Market Value
--------------------------------------------------------
COMMON STOCKS -- 99.8%
APPAREL -- 4.7%
    84,700  American Eagle Outfitters,
              Inc.                        $    3,989,370
    47,500  COACH, Inc.*                       2,679,000
    70,700  Urban Outfitters, Inc.*            3,139,080
                                          --------------
                                               9,807,450
                                          --------------
COMMERCIAL SERVICES -- 1.0%
    79,300  Acxiom Corp.                       2,085,590
                                          --------------
COMPUTER PERIPHERAL -- 0.6%
    22,150  Zebra Technologies Corp.*          1,246,602
                                          --------------
COMPUTER SOFTWARE AND SERVICES -- 11.1%
    67,700  Adobe Systems, Inc.                4,247,498
   155,600  Autodesk, Inc.                     5,905,020
    51,500  Avid Technology, Inc.*             3,180,125
    44,600  NCR Corp.*                         3,087,658
    74,200  Symantec Corp.*                    1,911,392
   255,000  TIBCO Software, Inc.*              3,401,700
    46,000  VeriSign, Inc.*                    1,541,920
                                          --------------
                                              23,275,313
                                          --------------
CONSUMER PRODUCTS AND SERVICES -- 7.3%
    38,500  Alberto-Culver Co.                 1,869,945
    35,900  Black & Decker Corp.               3,171,047
    89,000  GTECH Holdings Corp.               2,309,550
    22,500  Harman International               2,857,500
    48,700  Station Casinos, Inc.              2,662,916
    63,600  XM Satellite Radio Holdings,
              Inc.*                            2,392,632
                                          --------------
                                              15,263,590
                                          --------------
DISTRIBUTION/WHOLESALE -- 1.0%
    63,300  Hughes Supply, Inc.                2,047,755
                                          --------------
ELECTRONICS -- 3.8%
    58,000  AMETEK, Inc.                       2,068,860
    73,900  Arrow Electronics, Inc.*           1,795,770
    83,300  Rockwell International Corp.       4,127,515
                                          --------------
                                               7,992,145
                                          --------------
FINANCIAL SERVICES -- 2.6%
    13,600  Chicago Mercantile Exchange        3,110,320
    46,700  Reinsurance Group of
              America, Inc.                    2,262,615
                                          --------------
                                               5,372,935
                                          --------------

--------------------------------------------------------
  Shares                                   Market Value
--------------------------------------------------------
FOOD/BEVERAGES -- 5.1%
    74,000  Constellation Brands,
              Inc. -- Class A*            $    3,441,740
    40,000  Hershey Foods Corp.                2,221,600
    77,900  McCormick & Company, Inc.          3,006,940
    21,400  Whole Foods Market, Inc.           2,040,490
                                          --------------
                                              10,710,770
                                          --------------
HEALTHCARE PRODUCTS AND SERVICES -- 8.4%
    40,800  Aetna, Inc.                        5,089,800
    49,100  Covance, Inc.*                     1,902,625
    44,500  Coventry Health Care, Inc.*        2,362,060
   100,000  Cytyc Corp.*                       2,757,000
    66,750  DaVita, Inc.*                      2,638,628
    78,900  Renal Care Group, Inc.*            2,839,611
                                          --------------
                                              17,589,724
                                          --------------
HOTELS AND MOTELS -- 0.7%
    26,000  Choice Hotels International,
              Inc.                             1,508,000
                                          --------------
INFORMATION TECHNOLOGY -- 1.6%
    81,800  Cognizant Technology
              Solutions Corp.*                 3,462,594
                                          --------------
MEDICAL SPECIALTIES -- 9.3%
    93,300  Biomet, Inc.                       4,048,287
    33,400  C.R. Bard, Inc.                    2,136,932
    28,000  Cooper Companies, Inc.             1,976,520
    56,600  Dade Behring Holdings, Inc.*       3,169,600
    38,600  Fisher Scientific
              International, Inc.*             2,407,868
    21,400  Quest Diagnostics, Inc.            2,044,770
    90,800  St. Jude Medical, Inc.*            3,807,244
                                          --------------
                                              19,591,221
                                          --------------
METALS -- 2.7%
    33,400  Cameco Corp.                       3,502,324
    41,600  Nucor Corp.                        2,177,344
                                          --------------
                                               5,679,668
                                          --------------

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 2004 (continued)

                MID CAP GROWTH PORTFOLIO
--------------------------------------------------------
  Shares                                   Market Value
--------------------------------------------------------
OIL AND GAS SERVICES -- 6.5%
   130,200  Chesapeake Energy Corp.       $    2,148,300
    55,165  Kerr-McGee Corp.                   3,187,985
    22,400  Sunoco, Inc.                       1,830,304
    60,300  Teekay Shipping Corp.              2,539,233
   108,400  XTO Energy, Inc.                   3,835,192
                                          --------------
                                              13,541,014
                                          --------------
PRODUCER MANUFACTURING -- 8.0%
    58,600  Autoliv, Inc.                      2,830,380
    73,300  Energizer Holdings, Inc.*          3,642,277
    96,900  Graco, Inc.                        3,619,215
    33,400  ITT Industries, Inc.               2,820,630
    91,400  Pentair, Inc.                      3,981,384
                                          --------------
                                              16,893,886
                                          --------------
REAL ESTATE INVESTMENT TRUST -- 2.7%
    44,500  Starwood Hotels & Resorts
              Worldwide, Inc.                  2,598,800
    45,000  Wynn Resorts, Ltd.*                3,011,400
                                          --------------
                                               5,610,200
                                          --------------
RETAIL -- 1.1%
    89,000  Foot Locker, Inc.                  2,396,770
                                          --------------
SECURITY SERVICES -- 1.0%
    55,000  The Brink's Company                2,173,600
                                          --------------
SEMICONDUCTORS -- 4.7%
   110,900  Cree, Inc.*                        4,444,872
   151,000  Marvell Technology Group
              Ltd.*                            5,355,970
                                          --------------
                                               9,800,842
                                          --------------
TECHNOLOGY -- 0.9%
    29,000  FLIR Systems, Inc.*                1,849,910
                                          --------------

--------------------------------------------------------
  Shares                                   Market Value
--------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT AND
  SERVICES -- 12.7%
   113,800  Avaya, Inc.*                  $    1,957,360
    44,900  Harris Corp.                       2,774,371
    33,700  L-3 Communications Holdings,
              Inc.                             2,468,188
   233,000  Nextel Partners, Inc.*             4,552,820
    60,000  NII Holdings, Inc. -- Class
              B*                               2,847,000
    72,800  Plantronics, Inc.                  3,019,016
    45,000  Research In Motion Ltd.*           3,708,900
    38,000  Telephone and Data Systems,
              Inc.                             2,924,100
    58,600  United States Cellular
              Corp.*                           2,622,936
                                          --------------
                                              26,874,691
                                          --------------
TRANSPORTATION EQUIPMENT -- 1.5%
    45,000  Polaris Industries, Inc.           3,060,900
                                          --------------
VETERINARY SERVICES -- 0.8%
    84,400  VCA Antech, Inc.*                  1,654,240
                                          --------------
TOTAL COMMON STOCKS
  (COST $160,298,607)                        209,489,410
                                          --------------
MONEY MARKET FUNDS -- 0.5%
   961,541  FBR Fund for Government
              Investors
              (Cost $961,541)                    961,541
                                          --------------
TOTAL INVESTMENTS -- 100.3%
  (COST $161,260,148)                        210,450,951
Liabilities in Excess of Other
  Assets -- (0.3%)                              (559,830)
                                          --------------
NET ASSETS -- 100.0%                      $  209,891,121
                                          ==============

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 2004
AGGRESSIVE MICRO CAP PORTFOLIO

(SECTOR WEIGHTINGS GRAPH)

Producer Manufacturing                                                           11.9
Healthcare Products and Services                                                 10.5
Consumer Products and Services                                                    9.2
Commercial Services                                                                 9
Oil and Gas Services                                                              8.7
Medical Specialties                                                               8.1
Computer Software and Services                                                    6.7
Retail                                                                            6.2
Telecommunications Equipment and Services                                         4.7
Electronic Equipment - Services                                                   4.6
Aerospace/Defense                                                                   4
Chemicals                                                                         3.3
Regional Banks and Thrifts                                                        2.8
Real Estate Investment Trust                                                      2.4
Apparel                                                                           2.1
Advertising                                                                       1.9
Food, Beverage & Tobacco                                                          1.2
Semiconductors and Related                                                        0.9
Short-Term Investments                                                            0.9
Distribution/Wholesale                                                            0.9

---------------------------------------------------------
  Shares                                    Market Value
---------------------------------------------------------
COMMON STOCKS -- 98.9%
ADVERTISING -- 1.9%
    22,990  Jupitermedia Corp.*            $      546,702
                                           --------------
AEROSPACE/DEFENSE -- 4.0%
     9,910  Innovative Solutions and
              Support, Inc.*                      330,598
    16,200  Taser International, Inc.*            511,758
     7,480  United Industrial Corp.               289,775
                                           --------------
                                                1,132,131
                                           --------------
APPAREL -- 2.1%
    11,800  DHB Industries, Inc.*                 224,672
    48,180  Hartmarx Corp.*                       374,359
                                           --------------
                                                  599,031
                                           --------------
CHEMICALS -- 3.3%
    11,140  American Vanguard Corp.               409,729
       127  Kronos Worldwide, Inc.                  5,165
    10,400  NL Industries, Inc.*                  229,840
    13,374  NuCo2, Inc.*                          296,769
                                           --------------
                                                  941,503
                                           --------------
COMMERCIAL SERVICES -- 9.0%
    14,140  Digitas, Inc.*                        135,037
     8,490  Duratek, Inc.*                        211,486
    23,800  Greg Manning Auctions, Inc.*          294,644
     6,170  Hub Group, Inc. -- Class A*           322,197
    16,720  Navigant Consulting, Inc.*            444,752
    25,540  OMI Corp.                             430,349
     8,960  Ritchie Bros. Auctioneers,
              Inc.                                296,218
    18,126  Scientific Games Corp.*               432,124
                                           --------------
                                                2,566,807
                                           --------------
COMPUTER SOFTWARE AND SERVICES -- 6.7%
    73,970  AXS-One, Inc.*                        190,103
    20,748  Covansys Corp.*                       317,444
    30,310  Epicor Software Corp.*                427,068
    26,200  Sapient Corp.*                        207,242
     9,850  SI International, Inc.*               302,986
     5,320  Synaptics, Inc.*                      162,686
    17,820  Witness Systems, Inc.*                311,137
                                           --------------
                                                1,918,666
                                           --------------
CONSUMER PRODUCTS AND SERVICES -- 9.2%
    13,660  Bluegreen Corp.*                      270,878
    10,880  Brookfield Homes Corp.                368,831
     5,760  Chattem, Inc.*                        190,656
    11,340  Coinstar, Inc.*                       304,252
     5,875  Hansen Natural Corp.*                 213,909
    15,295  Korn/Ferry International*             317,371
     8,810  Marine Products Corp.                 230,029
     5,090  Stanley Furniture Company             228,796
     4,350  The Toro Co.                          353,873
     7,070  Thomas Nelson, Inc.                   159,782
                                           --------------
                                                2,638,377
                                           --------------

---------------------------------------------------------
  Shares                                    Market Value
---------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.9%
     4,040  ScanSource, Inc.*              $      251,126
                                           --------------
ELECTRONIC EQUIPMENT -- SERVICES -- 4.5%
     8,060  Arrhythmia Research
              Technology, Inc.                    169,985
    12,340  CyberOptics Corp.*                    183,496
    15,240  FARO Technologies, Inc.*              475,184
     5,000  Measurement Specialties,
              Inc.*                               127,300
     8,490  Paxar Corp.*                          188,223
     5,300  WESCO International, Inc.*            157,092
                                           --------------
                                                1,301,280
                                           --------------
FOOD, BEVERAGE, & TOBACCO -- 1.2%
    14,100  MGP Ingredients, Inc.                 121,824
    10,080  The Boston Beer Company,
              Inc.*                               214,402
                                           --------------
                                                  336,226
                                           --------------
HEALTHCARE PRODUCTS AND SERVICES -- 10.4%
    10,920  Amedisys, Inc.*                       353,699
     8,760  America Service Group, Inc.*          234,505
    26,870  Bioenvision, Inc.*                    240,755
     6,340  Connetics Corp.*                      153,999
    13,550  Gentiva Health Services,
              Inc.*                               226,556
     9,140  Healthcare Services Group,
              Inc.                                190,478
    20,780  Keryx Biopharmaceuticals,
              Inc.*                               240,425
     9,360  Matria Healthcare, Inc.*              365,695
    15,100  Psychiatric Solutions, Inc.*          552,055
     7,320  Serologicals Corp.*                   161,918
    57,650  Vion Pharmaceuticals, Inc.*           270,379
                                           --------------
                                                2,990,464
                                           --------------

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 2004 (continued)

             AGGRESSIVE MICRO CAP PORTFOLIO
---------------------------------------------------------
  Shares                                    Market Value
---------------------------------------------------------
MEDICAL SPECIALTIES 8.1%
     8,270  Aspect Medical Systems, Inc.*  $      202,284
     5,060  Biosite, Inc.*                        311,392
    15,050  Immucor, Inc.*                        353,826
    16,500  Lakeland Industries, Inc.*            334,785
     5,380  Landauer, Inc.                        245,866
     9,970  Laserscope*                           358,022
     9,180  Palomar Medical Technologies,
              Inc.*                               239,323
    52,220  Star Scientific, Inc.*                265,539
                                           --------------
                                                2,311,037
                                           --------------
OIL AND GAS SERVICES -- 8.7%
     5,560  Berry Petroleum Co. -- Class
              A                                   265,212
    10,920  Enterra Energy Trust                  206,497
    15,140  KCS Energy, Inc.*                     223,769
     7,660  Penn Virginia Corp.                   310,766
    13,820  Petroleum Development Corp.*          533,038
    13,590  Plains Exploration &
              Production Company*                 353,340
    15,000  Resource America,
              Inc. -- Class A                     487,500
     2,000  World Fuel Services Corp.              99,600
                                           --------------
                                                2,479,722
                                           --------------
PRODUCER MANUFACTURING 11.9%
     8,140  A.S.V., Inc.*                         389,905
     6,220  Armor Holdings, Inc.*                 292,464
     8,960  BEI Technologies, Inc.                276,685
    17,020  Cascade Corp.                         679,948
     3,480  Cleveland-Cliffs, Inc.                361,433
    11,890  Encore Wire Corp.*                    158,494
     6,750  Genesee & Wyoming, Inc.*              189,878
     7,640  Noble International, Ltd.             155,780
    11,520  Raven Industries, Inc.                245,491
    15,880  Ryerson Tull, Inc.                    250,110
     2,700  Shuffle Master, Inc.*                 127,170
    12,590  TransAct Technologies, Inc.*          268,922
                                           --------------
                                                3,396,280
                                           --------------
REAL ESTATE INVESTMENT TRUST -- 2.4%
    12,200  Aaron Rents, Inc.                     305,000
    16,980  Impac Mortgage Holdings,
              Inc.                                384,937
                                           --------------
                                                  689,937
                                           --------------
REGIONAL BANKS AND THRIFTS -- 2.8%
     8,360  Bank of the Ozarks, Inc.              284,491
    11,630  Somerset Hills Bancorp*               149,701
    22,370  Wilshire Bancorp, Inc.*               370,000
                                           --------------
                                                  804,192
                                           --------------

---------------------------------------------------------
  Shares                                    Market Value
---------------------------------------------------------
RETAIL -- 6.2%
     9,300  Brookstone, Inc.*              $      181,815
    30,240  Cosi, Inc.*                           182,952
     6,230  Deckers Outdoor Corp.*                292,748
    11,980  Guess?, Inc.*                         150,349
     3,920  Red Robin Gourmet Burgers,
              Inc.*                               209,602
    34,800  Retail Ventures, Inc.*                247,080
    17,560  Stein Mart, Inc.*                     299,574
    16,400  Trans World Entertainment
              Corp.*                              204,508
                                           --------------
                                                1,768,628
                                           --------------
SEMICONDUCTORS AND RELATED -- 0.9%
    16,320  Silicon Image, Inc.*                  268,627
                                           --------------
TELECOMMUNICATIONS EQUIPMENT AND
  SERVICES -- 4.7%
    32,470  Airspan Networks, Inc.*               176,312
    10,890  Ditech Communications Corp.*          162,806
    10,880  Intervoice, Inc.*                     145,248
    11,010  NICE Systems Ltd. ADR*                344,503
     4,700  Novatel Wireless, Inc.*                91,086
     9,140  TippingPoint Technologies,
              Inc.*                               426,838
                                           --------------
                                                1,346,793
                                           --------------
TOTAL COMMON STOCKS
  (COST $22,592,474)                           28,287,529
                                           --------------
MONEY MARKET FUNDS -- 0.9%
   262,350  FBR Fund for Government
              Investors (Cost $262,350)           262,350
                                           --------------
TOTAL INVESTMENTS -- 99.8%
  (COST $22,854,824)                           28,549,879
Other Assets in Excess of
  Liabilities -- 0.2%                              68,324
                                           --------------
NET ASSETS -- 100.0%                       $   28,618,203
                                           ==============

------------------------------

* Non-income producing.

ADR -- American Depository Receipts

                See accompanying notes to financial statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004

                                                                   MID CAP        AGGRESSIVE
                                                                    GROWTH        MICRO CAP
                                                                  PORTFOLIO       PORTFOLIO
 ASSETS
   Securities at Cost........................................    $161,260,148    $ 22,854,824
                                                                 ------------    ------------
   Securities at Value (Note 1)..............................    $210,450,951    $ 28,549,879
   Cash......................................................              --         184,132
   Investment Income Receivable (Note 1).....................         113,390           9,748
   Receivable for Securities Sold (Note 1)...................         391,421              --
   Receivable for Shares Sold................................         300,943           6,673
   Receivable from Investment Adviser........................              --          15,179
   Other Assets..............................................          23,486          15,338
                                                                 ------------    ------------
     Total Assets............................................     211,280,191      28,780,949
                                                                 ------------    ------------
 LIABILITIES
   Investment Advisory Fee Payable (Note 2)..................         130,065              --
   Administrative Fee Payable (Note 2).......................           1,150             394
   Payable for Securities Purchased (Note 1).................         780,180              --
   Payable for Shares Redeemed...............................         417,736         134,013
   Distribution Fees Payable (Note 3)........................           2,173             394
   Trustees Fees Payable.....................................           4,417           4,689
   Other Liabilities.........................................          53,349          23,256
                                                                 ------------    ------------
     Total Liabilities.......................................       1,389,070         162,746
                                                                 ------------    ------------
 NET ASSETS..................................................    $209,891,121    $ 28,618,203
                                                                 ============    ============
 NET ASSETS CONSIST OF:
   Paid-in Capital applicable to:
     Regular Class...........................................    $183,934,637    $ 50,546,790
     I Class.................................................      53,339,349              --
   Accumulated Net Realized Loss on Investments..............     (76,573,668)    (27,623,642)
   Net Unrealized Appreciation of Investments................      49,190,803       5,695,055
                                                                 ------------    ------------
 NET ASSETS..................................................    $209,891,121    $ 28,618,203
                                                                 ============    ============
 PRICING OF REGULAR CLASS SHARES
 Net assets attributable to Regular Class shares.............    $158,655,463    $ 28,618,203
 Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value).....       6,090,154       1,041,219
 Net asset value, offering price and redemption price per
   share.....................................................    $      26.05    $      27.49
 PRICING OF I CLASS SHARES
 Net assets attributable to I Class shares...................    $ 51,235,658    $         --
 Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value).....       1,929,459              --
 Net asset value, offering price and redemption price per
   share.....................................................    $      26.55    $         --

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2004

                                                                   MID CAP      AGGRESSIVE
                                                                   GROWTH       MICRO CAP
                                                                  PORTFOLIO     PORTFOLIO
 INVESTMENT INCOME
   Interest (Note 1).........................................    $    28,411    $    1,862
   Dividends(A) (Note 1).....................................      1,137,547       131,435
                                                                 -----------    ----------
     Total Investment Income.................................      1,165,958       133,297
                                                                 -----------    ----------
 EXPENSES
   Investment Advisory Fee (Note 2)..........................      1,630,778       149,878
   Distribution Plan Fees
     Regular Class (Note 3)..................................        399,311        44,595
   Administrative Fee (Note 2)...............................        194,138        44,607
   Transfer Agent Fees
     Regular Class...........................................        165,000        38,000
     I Class.................................................         18,000            --
   Accounting Fees...........................................         87,000        75,000
   Shareholder Reports and Notices...........................         76,000        44,500
   Custodian Fees............................................         64,000        10,800
   Professional Fees.........................................         31,000        29,000
   Trustees' Fees and Expenses (Note 2)......................         19,000        16,667
   Registration Fees
     Regular Class...........................................          8,703        14,954
     I Class.................................................         12,544            --
   Compliance Fees...........................................          4,688         4,688
   Pricing Expense...........................................          2,000         2,280
   Other Expenses............................................         20,439        11,620
                                                                 -----------    ----------
     Total Expenses..........................................      2,732,601       486,589
     Less Expenses Waived and Reimbursed by Investment
       Adviser (Note 2)......................................       (252,626)     (221,632)
                                                                 -----------    ----------
       Net Expenses..........................................      2,479,975       264,957
                                                                 -----------    ----------
 NET INVESTMENT LOSS.........................................     (1,314,017)     (131,660)
                                                                 -----------    ----------
 Net Realized Gain on Investments............................     16,641,195     1,066,951
 Change in Net Unrealized Appreciation/Depreciation of
   Investments...............................................     10,994,328     2,952,065
                                                                 -----------    ----------
 NET GAIN ON INVESTMENTS.....................................     27,635,523     4,019,016
                                                                 -----------    ----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $26,321,506    $3,887,356
                                                                 ===========    ==========
 ------------------------------------------------------------

 (A) Net of foreign tax withholding of:                       $   2,599      $   1,275

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                      MID CAP GROWTH                   AGGRESSIVE
                                                         PORTFOLIO                 MICRO CAP PORTFOLIO
                                                    FOR THE YEARS ENDED            FOR THE YEARS ENDED
                                                       DECEMBER 31,                   DECEMBER 31,
                                               -----------------------------   ---------------------------
                                                   2004            2003            2004           2003
                                               -------------   -------------   ------------   ------------
 FROM INVESTMENT ACTIVITIES
   Net Investment Loss.......................  $  (1,314,017)  $  (1,493,836)  $   (131,660)  $   (125,917)
   Net Realized Gain on Investment
     Transactions............................     16,641,195       8,986,250      1,066,951      1,700,990
   Change in Net Unrealized Appreciation/
     Depreciation of Investments.............     10,994,328      37,551,193      2,952,065      2,646,944
                                               -------------   -------------   ------------   ------------
     Net Increase in Net Assets Resulting
       from Operations.......................     26,321,506      45,043,607      3,887,356      4,222,017
                                               -------------   -------------   ------------   ------------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares:
       Regular Class.........................     37,004,895     198,490,077      5,215,329     16,089,765
       I Class...............................     32,462,485       5,408,848             --             --
   Net Proceeds from Acquisition of Shares:
       Regular Class.........................             --              --     16,325,752             --
   Cost of Shares Redeemed:
       Regular Class.........................    (73,967,911)   (200,166,501)   (10,833,375)   (15,769,823)
       I Class...............................     (7,689,839)     (3,031,344)            --             --
                                               -------------   -------------   ------------   ------------
     Net Increase (Decrease) in Net Assets
       Resulting from Share Transactions.....    (12,190,370)        701,080     10,707,706        319,942
                                               -------------   -------------   ------------   ------------
     TOTAL INCREASE IN NET ASSETS............     14,131,136      45,744,687     14,595,062      4,541,959
 NET ASSETS -- Beginning of Year.............    195,759,985     150,015,298     14,023,141      9,481,182
                                               -------------   -------------   ------------   ------------
 NET ASSETS -- End of Year...................  $ 209,891,121   $ 195,759,985   $ 28,618,203   $ 14,023,141
                                               =============   =============   ============   ============
 ACCUMULATED NET INVESTMENT INCOME...........  $          --   $          --   $         --   $         --
                                               =============   =============   ============   ============
 SHARES
   Sold:
       Regular Class.........................      1,612,043      10,996,381        205,280        819,330
       I Class...............................      1,394,190         263,048             --             --
   Acquired:
       Regular Class.........................             --              --        705,969             --
   Redeemed:
       Regular Class.........................     (3,255,504)    (11,152,511)      (428,297)      (791,919)
       I Class...............................       (315,806)       (162,695)            --             --
                                               -------------   -------------   ------------   ------------
     Net Increase (Decrease) in Shares.......       (565,077)        (55,777)       482,952         27,411
                                               =============   =============   ============   ============

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 MID CAP GROWTH
                                                                   PORTFOLIO
                                                                 REGULAR CLASS
                                            --------------------------------------------------------
                                                        FOR THE YEARS ENDED DECEMBER 31,
                                            --------------------------------------------------------
                                              2004        2003        2002        2001        2000
                                            --------    --------    --------    --------    --------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year...    $22.77      $17.34      $22.47      $30.84      $30.20
                                            --------    --------    --------    --------    --------
   Income (Loss) from Investment
     Operations:
     Net Investment Loss..................     (0.19)      (0.18)      (0.16)      (0.05)      (0.25)
     Net Realized and Unrealized Gain
       (Loss) on Investments..............      3.47        5.61       (4.97)      (8.32)       1.32(A)
                                            --------    --------    --------    --------    --------
   Total from Investment Operations.......      3.28        5.43       (5.13)      (8.37)       1.07
                                            --------    --------    --------    --------    --------
 Distributions to Shareholders:
     From Net Realized Gain...............        --          --          --          --       (0.43)
                                            --------    --------    --------    --------    --------
   Net Increase (Decrease) in Net Asset
     Value................................      3.28        5.43       (5.13)      (8.37)       0.64
                                            --------    --------    --------    --------    --------
   Net Asset Value -- End of Year.........    $26.05      $22.77      $17.34      $22.47      $30.84
                                            ========    ========    ========    ========    ========
 TOTAL INVESTMENT RETURN..................     14.40%      31.31%     (22.83)%    (27.14)%      3.63%
 RATIOS TO AVERAGE NET ASSETS: (NOTE 2)
   Expenses After Reimbursement...........      1.34%       1.34%       1.34%       1.34%       1.34%
   Expenses Before Reimbursement..........      1.45%       1.50%       1.49%       1.50%       1.41%
   Net Investment Loss After
     Reimbursement........................     (0.74)%     (0.91)%     (0.80)%     (0.19)%     (0.87)%
   Net Investment Loss Before
     Reimbursement........................     (0.85)%     (1.07)%     (0.95)%     (0.35)%     (0.94)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate................        96%        131%        170%        261%        196%
   Net Assets at End of Year (in
     thousands)...........................  $158,655    $176,079    $136,836    $165,561    $261,040
   Number of Shares Outstanding at End of
     Year (in thousands)..................     6,090       7,734       7,890       7,370       8,463
 -----------------------------------------

  (A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 MID CAP GROWTH
                                                                   PORTFOLIO
                                                                    I CLASS
                                            --------------------------------------------------------
                                                                                          FOR THE
                                                FOR THE YEARS ENDED DECEMBER 31,        PERIOD ENDED
                                            ----------------------------------------    DECEMBER 31,
                                             2004       2003       2002       2001         2000*
                                            -------    -------    -------    -------    ------------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of
     Period...............................   $23.13     $17.56     $22.65     $30.95       $31.31
                                            -------    -------    -------    -------      -------
   Income (Loss) from Investment
     Operations:
     Net Investment Income (Loss).........    (0.07)     (0.10)     (0.09)      0.05        (0.08)
     Net Realized and Unrealized Gain
       (Loss) on Investments..............     3.49       5.67      (5.00)     (8.35)        0.15(A)
                                            -------    -------    -------    -------      -------
   Total from Investment Operations.......     3.42       5.57      (5.09)     (8.30)        0.07
                                            -------    -------    -------    -------      -------
 Distributions to Shareholders:
     From Net Realized Gain...............       --         --         --         --        (0.43)
                                            -------    -------    -------    -------      -------
   Net Increase (Decrease) in Net Asset
     Value................................     3.42       5.57      (5.09)     (8.30)       (0.36)
                                            -------    -------    -------    -------      -------
   Net Asset Value -- End of Period.......   $26.55     $23.13     $17.56     $22.65       $30.95
                                            =======    =======    =======    =======      =======
 TOTAL INVESTMENT RETURN..................    14.79%     31.72%    (22.47)%   (26.82)%       0.31%(B)
 RATIOS TO AVERAGE NET ASSETS: (NOTE 2)
   Expenses After Reimbursement...........     0.99%      0.99%      0.99%      0.99%        0.99%(C)
   Expenses Before Reimbursement..........     1.19%      1.15%      1.14%      1.15%        1.06%(C)
   Net Investment Income (Loss) After
     Reimbursement........................    (0.38)%    (0.56)%    (0.46)%     0.16%       (0.47)%(C)
   Net Investment Income (Loss) Before
     Reimbursement........................    (0.58)%    (0.72)%    (0.61)%     0.00%**     (0.54)%(C)
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate................       96%       131%       170%       261%         196%
   Net Assets at End of Period (in
     thousands)...........................  $51,236    $19,681    $13,179    $14,160      $24,947
   Number of Shares Outstanding at End of
     Period (in thousands)................    1,929        851        751        625          806
 -----------------------------------------

  (A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.
  (B) Total returns for periods of less than one year are not annualized.
  (C) Annualized

  * From Commencement of Operations February 2, 2000.

 ** The net investment income ratio is less than 0.01%.

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  AGGRESSIVE MICRO CAP
                                                                       PORTFOLIO
                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                   --------------------------------------------------
                                                    2004       2003       2002      2001       2000
                                                   -------    -------    ------    -------    -------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year..........   $25.12     $17.86    $23.10     $27.03     $22.35
                                                   -------    -------    ------    -------    -------
   Income (Loss) from Investment Operations:
     Net Investment Loss.........................    (0.13)     (0.23)    (0.28)     (0.18)     (0.14)
     Net Realized and Unrealized Gain (Loss) on
       Investments...............................     2.50       7.49     (4.96)     (3.75)      5.43(A)
                                                   -------    -------    ------    -------    -------
   Total from Investment Operations..............     2.37       7.26     (5.24)     (3.93)      5.29
                                                   -------    -------    ------    -------    -------
 Distributions to Shareholders:
     From Net Realized Gain......................       --         --        --         --      (0.61)
                                                   -------    -------    ------    -------    -------
   Net Increase (Decrease) in Net Asset Value....     2.37       7.26     (5.24)     (3.93)      4.68
                                                   -------    -------    ------    -------    -------
   Net Asset Value -- End of Year................   $27.49     $25.12    $17.86     $23.10     $27.03
                                                   =======    =======    ======    =======    =======
 TOTAL INVESTMENT RETURN.........................     9.43%     40.65%   (22.68)%   (14.54)%    23.82%
 RATIOS TO AVERAGE NET ASSETS: (NOTE 2)
   Expenses After Reimbursement..................     1.49%      1.49%     1.49%      1.49%      1.48%
   Expenses Before Reimbursement.................     2.73%      2.50%     2.23%      2.08%      1.84%
   Net Investment Loss After Reimbursement.......    (0.74)%    (1.01)%   (1.20)%    (0.72)%    (0.85)%
   Net Investment Loss Before Reimbursement......    (1.98)%    (2.02)%   (1.94)%    (1.31)%    (1.21)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate.......................      169%       224%      167%       203%       269%
   Net Assets at End of Year (in thousands)......  $28,618    $14,023    $9,481    $16,543    $29,191
   Number of Shares Outstanding at End of Year
     (in thousands)..............................    1,041        558       531        716      1,080
 ------------------------------------------------

  (A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

1. Significant Accounting Policies

     The Navellier Performance Funds (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end investment company which offers its shares in a series of no-load non-diversified and diversified portfolios. The Fund's objective is to achieve long-term capital growth. The Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. The Fund currently consists of two separate portfolios, each with its own investment objectives and policies: the Mid Cap Growth Portfolio and Aggressive Micro Cap Portfolio, each a diversified open-end management company portfolio.

     The Mid Cap Growth Portfolio consists of two share classes: Regular Class shares offered since November 26, 1996, and I Class shares offered since December 28, 1999. Income and expenses of the Portfolio are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only to Regular Class, and other class specific transfer agent fees, which accrue at different rates.

     The following is a summary of significant accounting policies which the Fund follows:

        (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Fund's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value. Debt securities with maturities of 60 days or less are valued at amortized cost.

        (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss from securities transactions are computed on an identified cost basis.

        (c) Dividends from net investment income, if any, are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

        (d) The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates

     Investment advisory services are provided by Navellier & Associates, Inc. (formerly Navellier Management, Inc.) (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 0.84% of the daily net assets of the Mid Cap Growth Portfolio and the Aggressive Micro Cap Portfolio. The Adviser receives an annual fee equal to 0.10% of average daily net assets of the Mid Cap Growth Portfolio and 0.25% of the average daily net assets of the Aggressive Micro Cap Portfolio in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and trustee of the Fund is also an officer and director of the Adviser.

     The Adviser has agreed to limit the total operating expenses of each Portfolio to 1.49% of average annual net assets, except for the Mid Cap Growth Portfolio -- Regular Class and the Mid Cap Growth Portfolio -- I Class which are limited to 1.34% and 0.99%, respectively. In order to maintain the expense limitation, the Adviser paid certain operating expenses on a net basis of the Mid Cap Growth Portfolio and the Aggressive Micro Cap Portfolio totaling $252,626 and $221,632, respectively.

     Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------

Fund's shares, renders its services to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.

3. Distribution Plan

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of the Mid Cap Growth Portfolio (Regular Class shares only) and the Aggressive Micro Cap Portfolio, for expenses incurred in the promotion and distribution of shares of the Fund. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

4. Securities Transactions

     For the year ended December 31, 2004, purchases and sales (including maturities) of securities (excluding short-term securities) were as follows:

                                                      MID CAP       AGGRESSIVE
                                                       GROWTH        MICRO CAP
                                                     PORTFOLIO       PORTFOLIO
                                                    ------------    -----------
Purchases.........................................  $182,788,778    $17,345,653
Sales.............................................  $189,831,919    $22,412,723

5. Federal Income Tax

     The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

     The Funds paid no distributions for the years ended December 31, 2004 and 2003.

     The following information is computed on a tax basis for each item for the year ended December 31, 2004:

                                                     MID CAP        AGGRESSIVE
                                                      GROWTH        MICRO CAP
                                                   ------------    ------------
Gross Unrealized Appreciation....................  $ 49,865,249    $  6,456,666
Gross Unrealized Depreciation....................      (681,346)       (779,662)
                                                   ------------    ------------
Net Unrealized Appreciation......................    49,183,903       5,677,004
Capital Loss Carryforward........................   (76,566,768)    (27,605,591)
                                                   ------------    ------------
Total Accumulated Earnings.......................  $(27,382,865)   $(21,928,587)
                                                   ============    ============
Federal Income Tax Cost*.........................  $161,267,048    $ 22,872,875
                                                   ============    ============

* The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States.

  During the year ended December 31, 2004, the Mid Cap Growth Portfolio and the Aggressive Micro Cap Portfolio utilized $16,117,665 and $986,873, respectively, of capital loss carryforwards. The remaining capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------

  distributing such gains to shareholders. As of December 31, 2004, the Funds have the following capital loss carryforwards:

                                                                      EXPIRATION
                                                         AMOUNT          DATE
                                                       -----------    ----------
Mid Cap Growth.......................................  $47,066,049       2009
                                                       $29,500,719       2010
Aggressive Micro Cap*................................  $   176,545       2007
                                                       $12,497,963       2008
                                                       $11,625,060       2009
                                                       $ 3,306,023       2011

* A portion of these capital losses may be limited under tax regulations.

     Reclassification of capital accounts -- As of December 31, 2004, the Funds made reclassifications of net investment loss on the Statements of Assets and Liabilities as follows:

                                     UNDISTRIBUTED                   ACCUMULATED
                                          NET                        NET REALIZED
                                      INVESTMENT        PAID-IN        LOSS ON
                                         LOSS           CAPITAL      INVESTMENTS
                                     -------------    -----------    ------------
Mid Cap Growth.....................   $1,314,017      $(1,314,017)    $       --
Aggressive Micro Cap...............   $  131,660      $(7,586,700)    $7,455,040

     The above reclassifications have no effect on the Funds' net assets or net asset value per share and are designed to present the Funds components of capital on a tax basis.

6. Borrowing Agreement

     The Funds have a short-term borrowing agreement with Custodial Trust Company which may be drawn upon for temporary purposes. At December 31, 2004, no fund had outstanding borrowings.

7. Acquisition

     On August 27, 2004, a Special Meeting of Shareholders of the Navellier Performance Aggressive Growth Portfolio was held to approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Navellier Performance Aggressive Growth Portfolio in exchange for shares of the Navellier Performance Aggressive Micro Cap Portfolio. The acquisition was approved as follows:

NUMBER OF VOTES
----------------------------------------
                       AGAINST
FOR                              ABSTAIN
---                    -------   -------
884,859                46,464    69,534

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------

     The following is a summary of shares outstanding, net assets, net asset value per share, unrealized appreciation (depreciation) and realized gain (loss) immediately before and after the reorganization:

                                                                                              AFTER
                                                              BEFORE REORGANIZATION       REORGANIZATION
                                                           ---------------------------    --------------
                                                            NAVELLIER       NAVELLIER       NAVELLIER
                                                           PERFORMANCE     PERFORMANCE     PERFORMANCE
                                                            AGGRESSIVE     AGGRESSIVE       AGGRESSIVE
                                                              GROWTH        MICRO CAP       MICRO CAP
                                                            PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                           ------------    -----------    --------------
Shares...................................................     1,782,649       436,424         1,142,393
Net Assets...............................................  $ 16,325,752    $10,092,994     $ 26,418,746
Net Asset Value..........................................  $       9.16    $    23.13      $      23.13
Unrealized Appreciation (Depreciation)...................  $   (453,026)   $  823,555      $    370,529
Realized Loss............................................  $(25,876,255)   $(8,746,493)    $(34,622,748)

8. Commitments and Contingencies

     In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. Proxy Voting Guidelines (Unaudited)

     Navellier is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that Navellier uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended December 31, 2004 are available without charge upon request by calling toll free 1-800-887-8671. It is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

10. Quarterly Portfolio Disclosure (Unaudited)

     The Trust will file a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q which began with the September 2004 quarter. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll free 1-800-622-1386. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE NAVELLIER PERFORMANCE FUNDS
RENO, NEVADA

      We have audited the accompanying statement of assets and liabilities of Navellier Mid Cap Growth Portfolio and Navellier Aggressive Micro Cap Portfolio, each a series of shares of The Navellier Performance Funds, including the portfolios of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Oversight Board (U.S.). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Navellier Mid Cap Growth Portfolio and Navellier Aggressive Micro Cap Portfolio, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 22, 2005

                                     PART C

                                OTHER INFORMATION






ITEM 22. EXHIBITS:



EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

      (a)(1)      Certificate of Trust of Registrant [initial N-1A filed
                  December 8, 1995]*

      (a)(2)      Declaration of Trust of Registrant [initial N-1A filed
                  December 8, 1995]*

      (b)         By-Laws of Registrant [initial N-1A filed December 8, 1995]*

      (c)         None

      (d)(1)      Investment Management Agreement between the Navellier Mid Cap
                  Growth Portfolio and Navellier & Associates, Inc., dated
                  January 1, 2005 [filed by Registrant February 28, 2005 as Post
                  Effective Amendment 28]*

      (e) Distribution Agreement dated October 17, 1995 [initial N-1A filed December 8, 1995]*

      (e)(5)      Selected Dealer Agreement (specimen) [initial N-1A filed
                  December 8, 1995]*

      (f)         None

      (g)         Custody Agreement between Registrant and FBR [filed by
                  Registrant April 30, 2004 Post Effective Amendment No. 27]*

      (g)(1)      Administrative Services, Transfer Agreement with Integrated
                  Fund Services Inc. [filed by Registrant April 30, 2004 Post
                  Effective Amendment No. 27]*

      (h)(1) Navellier Administrative Services Agreement [initial N-1A filed December 8, 1995]*

      (h)(2)      Trustee Indemnification Agreements [initial N-1A filed
                  December 8, 1995]*

      (i)         Consent of Counsel [filed herewith]

      (j)         Consent of Independent Auditors as to Performance Funds
                  Portfolios [filed herewith]

      (k)         None

      (l) Subscription Agreement between The Navellier Performance Funds and Louis Navellier, dated October 17, 1995 [initial N-1A filed December 8, 1995]*

      (l)(1)      Investment Adviser Operating Expense Reimbursement Agreement
                  [Incorporated by Reference to Registrant's Registration
                  Statement on Form N-1A Post Effective Amendment 30 filed April
                  29, 2005]

      (m)(1)      12b-1 Distribution Plan for the Navellier Mid Cap Growth
                  Portfolio dated October 30, 1996 [Post-Effective Amendment No.
                  4 filed November 26, 1996]*

      (o)         18f-3 Plan

      (p)(1)      Code of Ethics for the Navellier Performance Funds [filed by
                  Registrant December 27, 1999 Post Effective Amendment No. 14]*

      (p)(2) Code of Ethics for Navellier & Associates Inc. [Incorporated by reference to Registrant's Registration Statement on Form
                  N-1A Post-Effective Amendment No. 30 filed April 29, 2005]

      (p)(3)      Code of Ethics for Navellier Securities Corp. [filed by
                  Registrant December 27, 1999 Post Effective Amendment No. 14]*


* Denotes the document is incorporated herein by reference.


ITEM 23 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


      (a) As is described in the Statement of Additional Information ("Control Persons and Principal Holders of Securities") the Fund was initially but no longer is controlled by Louis Navellier, the sole stockholder, officer, and director of the Investment Adviser, who also serves as Trustee and in various officer positions with the Fund (as described more fully under "The Investment Adviser, Distributor, Custodian and Transfer Agent" in the Statement of Additional Information).


      (b) The Distributor, Navellier Securities Corp., (incorporated under the laws of the State of Delaware) is wholly-owned by Louis G. Navellier, who is also as stockholder, director, and officer of the Investment Adviser and a Trustee and officer of the Fund.



                          Navellier Performance Funds

       [UP ARROW]                                      [UP ARROW]
Navellier & Associates Inc.                       Navellier Securities
        ("NAI")                                      Corp. ("NSC")

                            [UP ARROW]  [UP ARROW]
                                Louis Navellier
                     99% owner of NAI and 100% owner of NSC





     Also as set forth in the Statement of Additional Information under "Control Persons" various brokerage firms holding shares for the benefit of their customers hold over 25% of the outstanding shares of the Mid Cap Growth Portfolio.




ITEM 24 NUMBER OF HOLDERS OF SECURITIES



      As of December 31, 2004,
the Mid Cap Growth Portfolio - Class I Shares had 1,419 shareholders.



ITEM 25 INDEMNIFICATION


      The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.


      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 25, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


      The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.

      Section 9 of the Distribution Agreement between the Fund and Navellier Securities Corp., provides for indemnification of the parties thereto under certain circumstances.

Section 4 of the Advisory Agreement between the various portfolios of the Fund and the Investment Adviser provides for indemnification of the parties thereto under certain circumstances.

the Mid Cap Growth Portfolio - Class I Shares had 1,419 shareholders.



ITEM 25 INDEMNIFICATION


      The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 27, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.

      Section 9 of the Distribution Agreement between the Fund and Navellier Securities Corp., provides for indemnification of the parties thereto under certain circumstances.

Section 4 of the Advisory Agreement between the various portfolios of the Fund and the Investment Adviser provides for indemnification of the parties thereto under certain circumstances.


ITEM 26 BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


      Set forth below is a description of any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Fund and each director, officer, or partner of any such investment adviser, is or has been at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:

                              POSITIONS HELD WITH
NAME AND PRINCIPAL            REGISTRANT AND ITS                      PRINCIPAL OCCUPATIONS
 BUSINESS ADDRESS                 AFFILIATES                          DURING PAST TWO YEARS
------------------    ------------------------------------    ------------------------------------
Louis Navellier       President of The Navellier              Mr. Navellier is and has been the
One East Liberty      Performance Funds, one of               CEO and President of Navellier &
Third Floor           Portfolio Managers of each of the       Associates Inc., an investment
Reno, NV 89501

                      Portfolios of the Navellier             management company since 1987; he is
                      Performance Funds.  Mr. Navellier is    and has been CEO and President of
                      also the CEO, President, Treasurer,     Navellier Management, Inc.; he is
                      and Secretary of Navellier              one of the Portfolio Managers for
                      Management, Inc., a Delaware            the Investment Adviser to this Fund
                      Corporation which is the Investment     and one of the Portfolio Managers of
                      Adviser to the Fund and CEO,            The Navellier Millennium Funds;
                      President, Treasurer and Secretary      President and CEO of Navellier
                      of Navellier Securities Corp., a        Securities Corp., the principal
                      Delaware Corporation which is the       Underwriter to this Fund and The
                      Distributor for the Fund.  Mr.          Navellier Millennium Funds; CEO and
                      Navellier is also CEO, President,       President of Navellier Fund
                      Secretary, and Treasurer of             Management, Inc. an investment
                      Navellier & Associates Inc.,            advisory company, since November 30,
                      Navellier Publications, Inc., MPT       1995; and has been editor of MPT
                      Review Inc., and Navellier              Review from August 1987 to the
                      International Management, Inc.;         present, and was publisher and
                      Trustee and President of The            editor of the predecessor investment
                      Navellier Millennium Funds.             advisory newsletter OTC Insight,
                                                              which he began in 1980 and wrote
                                                              through July 1987.


ITEM 27 PRINCIPAL UNDERWRITERS


      (a) The Distributor does not currently act as principal underwriter, depositor, or investment adviser for any investment company other than the Fund and The Navellier Series Fund.

      (b) The following information is provided, as of the date hereof, with respect to each director, officer, or partner of each principal underwriter named in response to Item 21:

NAME AND PRINCIPAL      POSITION AND OFFICES     POSITIONS AND OFFICES
 BUSINESS ADDRESS        WITH UNDERWRITER           WITH REGISTRANT
------------------    -----------------------    ----------------------
Louis Navellier,      CEO, President,            Trustee, President and
One East Liberty,     Director, Treasurer and    CEO
Third Floor           Secretary
Reno, NV 89501

      (c) As of the date hereof, no principal underwriter who is not an affiliated person of the Fund has received any commissions or other compensation during the Fund's last fiscal year.


ITEM 28 LOCATION OF ACCOUNTS AND RECORDS



      All accounts, records, and other documents required to be maintained under
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the office of The Navellier Performance Funds located at One East Liberty, Third Floor, Reno, Nevada 89501, and the offices of the Fund's
Transfer Agent at 221 E. 4th Street, Cincinnati, Ohio 45202.



ITEM 29 MANAGEMENT SERVICES


      Other than as set forth in Part A and Part B of this Registration Statement, the Fund is not a party to any management-related service contract.


ITEM 30 UNDERTAKINGS



      The Fund hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.


      The Fund hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by
Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 31 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Reno, and State of Nevada on the 29th day of April, 2005.


                                        THE NAVELLIER PERFORMANCE FUNDS

                                        By:   /s/ Barry Sander
                                              ----------------------------------
                                              Barry Sander
                                              Trustee

      The Navellier Performance Funds, and each person whose signature appears below hereby constitutes and appoints Barry Sander as such person's true and lawful attorney-in-fact, with full power to sign for such person and in such person's name, in the capacities indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney-in-fact to any and all amendments to said Registration Statement.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons or their attorneys-in-fact pursuant to authorization given on October 17, 1995, in the capacities and on the date indicated:






    /s/ Joel Rossman         Trustee                              April 29, 2005
    ----------------
      Joel Rossman



    /s/ Barry Sander         Trustee                              April 29, 2005
    ----------------
      Barry Sander



   /s/ Arnold Langsen        Trustee                              April 29, 2005
   ------------------
     Arnold Langsen(1)



  /s/ Jacques Delacroix      Trustee                              April 29, 2005
  ---------------------
    Jacques Delacroix







(1) This person, although technically not an interested person affiliated with the Investment Adviser, does own a company which provides consulting services to Navellier & Associates Inc., a company owned by Louis Navellier.

                                 Exhibit Index

      EXHIBIT     DESCRIPTION No.

      (d)(1)      Investment Management Agreement between the Navellier Mid Cap
                  Growth Portfolio and Navellier & Associates, Inc., dated
                  January 1, 2005 [Incorporated herein by reference to Registrant's Registration Statement on Form N-1A Post
                  Effective Amendment No. 28 filed February 28, 2005]

      (i)         Consent of Counsel [filed herewith]

      (j)         Consent of Independent Auditors as to Performance Funds
                  Portfolios [filed herewith]

      (l)(1)      Investment Advisor Adjusting Expense Reimbursement Agreement
                  [Incorporated herein by reference to Registrant's Registration
                  Statement on Form N-1A Post-Effective Amendment No. 30 filed
                  April 29, 2005]

      (p)(2) Code of Ethics for Navellier & Associates, Inc. [Incorporated herein by reference to Registrant's Registration Statement on Form N-1A Post-Effective Amendment No. 30 filed April 29,
                  2005]

